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                                                                   EXHIBIT 10.7


                                AMENDMENT NO. 1
                          TO STOCK PURCHASE AGREEMENT


     This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (the "Amendment") is made as of November 22, 1998, by and among Triton Energy Limited, a Cayman Islands company (the "Company"), and HM4 Triton, L.P., a Cayman Islands exempted limited partnership (together with its permitted assigns, "Purchaser"), to amend that certain Stock Purchase Agreement, dated as of August 31, 1998 ("Purchase Agreement"), by and among the Company and Purchaser.

     1. DEFINITIONS. Unless the context indicates otherwise, capitalized terms used but not defined in this Amendment and defined in the Purchase Agreement shall have the meanings ascribed to them in the Purchase Agreement.

     2.   SECTION 7.1(b)(iv).

     Section 7.1(b)(iv) of the Purchase Agreement hereby is amended to read in its entirety as follows:


          "(iv) if the Second Closing shall not have occurred by the later of
     (A) January 4, 1999, as such date may be extended by Purchaser pursuant to
     Section 6.1(a), and (B) the date to which the Second Closing Date is extended pursuant to Section 6.1; provided, however, that the right to terminate this Agreement under this clause (iv) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the Second Closing to occur on or before such date;"

     3. INCORPORATION BY REFERENCE. Sections 9.8, 9.10 and 9.14 of the Purchase Agreement are incorporated herein by reference.

     As hereby amended, the Purchase Agreement shall remain in full force and effect.



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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the date first written above.


                                     TRITON ENERGY LIMITED



                                     By:   /s/ James C. Musselman
                                          -----------------------------



                                     HM4 TRITON, L.P.

                                     By:  HM4/GP Partners Cayman, L.P.,
                                          its General Partner

                                          By:  HM GP Partners IV Cayman, L.P.,
                                               its General Partner

                                               By:  HM Fund IV Cayman, LLC,
                                                    its General Partner





                                                    By: /s/ Daniel S. Dross
                                                        ------------------------
                                                        Daniel S. Dross
                                                        Senior Vice President